Events after the reporting period	6 Months Ended
Jun. 30, 2022
Text Block [Abstract]
Events after the reporting period
22. Events after the reporting period
On August 22, 2022, the Company announced that the U.S. Food and Drug Administration (the “FDA”)
had
verbally informed it that, based on its review of nonclinical data, the agency is placing a clinical hold on the clinical trials of PHA121 in the United States (the “clinical hold”). The FDA indicated it will provide a formal clinical hold letter to Pharvaris within approximately 30 days following the verbal notice.
On September 12, 2022, the Company announced that it has received formal clinical hold letters from the FDA. The FDA requested that the Company conduct an additional long-term rodent toxicology study and update the Investigator’s Brochure. The letters stated that the nonclinical observations are unlikely due to B2 receptor antagonism, the primary mechanism of action of PHA121. The Company plans to request a Type A meeting with the FDA to discuss on-demand and prophylactic proposals to address the clinical holds. In the RAPIDe-1 study, subsequent to the clinical hold in the U.S., the Company continues to evaluate PHVS416 for HAE attacks in patients enrolled outside the U.S. Given the current dataset of evaluable attacks, the Company anticipates announcing top-line data for the RAPIDe-1 study in the fourth quarter of 2022. The Company is working with country-specific regulatory authorities regarding the ongoing CHAPTER-1 Phase 2 study of PHVS416 for the prophylactic treatment of HAE attacks. The Company has notified country-specific regulatory authorities in Canada, Europe, Israel, and the UK of the U.S. clinical hold. When the Company has more clarity regarding the impact of the U.S. clinical hold and additional feedback from global regulatory authorities, the Company will provide guidance on the timing of announcing top-line data for the CHAPTER-1 trial.